UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2005
NATURADE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-7106-A (Commission File Number)	23-2442709 (I.R.S. Employer Identification No.)

14370 Myford Road, Irvine, California (Address of principal executive offices)		92606 (Zip Code)
(714) 573-4800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

     This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Naturade, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on August 3, 2005 (the “Original Report”). The purpose of this Form 8-K/A is to file with the SEC the financial statements of Symco, Inc. and Symbiotics, Inc. (collectively, “Symco”) and certain pro forma financial information of the Company, as described in Item 9.01 below.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.

The financial statements of Symco for the six months ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004 and 2003 are incorporated herein by reference to Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2005 and the year ended December 31, 2004 are incorporated herein by reference to Exhibit 99.1 to this Current Report on Form 8-K/A.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits

99.1	Unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2005 and unaudited pro forma statement of operations of the Company for the twelve months ended December 31, 2004.

99.2	Financial statements of Symco for the six months ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004 and 2003.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURADE, INC.
Date: February 28, 2006	By /s/ Stephen M. Kasprisin
Stephen M. Kasprisin,
Chief Financial Officer

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EXHIBIT INDEX

99.1	Unaudited pro forma condensed combined financial statements of the Company as of and for the six months ended June 30, 2005 and unaudited pro forma statement of operations of the Company for the twelve months ended December 31, 2004.

99.2	Financial statements of Symco for the six months ended June 30, 2005 and 2004 (unaudited) and for the years ended December 31, 2004 and 2003.

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